UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2021

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-00395	31-0387920
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

864 Spring Street NW Atlanta, GA 30308
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (937) 445-1936

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As previously disclosed, effective on April 20, 2021, Chinh E. Chu, whose term expired on the date of the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) of NCR Corporation (the “Company”) and did not stand for re-election at the 2021 Annual Meeting, retired from the Board of Directors of the Company.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2021 Annual Meeting on April 20, 2021. Record holders of NCR common stock, par value $0.01 per share, and Series A Convertible Preferred Stock, liquidation preference $1,000 per share, at the close of business on February 17, 2021, the record date for the 2021 Annual Meeting, were entitled to vote on each of the proposals considered at the 2021 Annual Meeting. The holders of shares of common stock and shares of Series A Convertible Preferred Stock voted together as a single class, with the holders of Series A Convertible Preferred Stock voting on an as-converted basis as described in the Proxy Statement. The final results for each of the matters submitted to a vote of NCR’s stockholders at the 2021 Annual Meeting are as follows:

1.

Election of Directors. Ten directors were elected to serve a term expiring at the Company’s 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualify by the votes set forth in the table below:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Mark W. Begor	89,148,796	18,462,538	239,388	10,452,506
Gregory Blank	105,331,815	2,411,821	107,085	10,452,506
Catherine L. Burke	104,707,754	3,043,438	99,530	10,452,506
Deborah A. Farrington	104,537,519	3,084,289	228,914	10,452,506
Michael D. Hayford	105,336,109	2,393,616	120,997	10,452,506
Georgette D. Kiser	102,132,880	4,353,008	1,364,834	10,452,506
Kirk T. Larsen	88,392,743	19,351,419	106,560	10,452,506
Frank R. Martire	102,781,731	4,964,218	104,774	10,452,506
Martin Mucci	107,372,853	218,031	259,838	10,452,506
Matthew A. Thompson	87,382,425	20,360,346	107,952	10,452,506

2.

Non-Binding and Advisory Vote to Approve the Compensation of Named Executive Officers as Disclosed in the Proxy Statement. Executive compensation disclosed in the Company’s Proxy Statement was not approved, on a non-binding and advisory basis, by the votes set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,996,803	90,685,830	168,089	10,452,506

3.

Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021 was ratified by the votes set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
116,381,148	1,791,096	130,983	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

Dated: April 23, 2021	By:	/s/ James M. Bedore
James M. Bedore
Executive Vice President, General Counsel and Secretary